LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
                      LIBERTY-STEIN ROE FUNDS INCOME TRUST
                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST

                          Joinder And Release Agreement
                        With Respect To Agency Agreement

         AGREEMENT, made as of December 18, 2000, among LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST, LIBERTY-STEIN ROE FUNDS INCOME TRUST and LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST, each a business trust organized under the laws of The Commonwealth of Massachusetts (the "Trusts"), STEINROE SERVICES, INC., a Massachusetts corporation ("SSI"), and LIBERTY FUNDS SERVICES, INC., a Massachusetts corporation ("LFSI").

         1. Reference is made to the Restated Agency Agreement dated August 1, 1995 between the Trusts and SSI (as amended and in effect on the date hereof, the "Agency Agreement"). A complete and correct composite copy of the Agency Agreement is attached hereto as Annex A.

         2. Each of the parties hereby agrees that, from and after the date hereof, (i) LFSI shall become a party to the Agency Agreement in place and stead of SSI, and shall thereupon become the "Agent" for all purposes thereof, and
(ii) SSI shall be released from its obligations as Agent under the Agency Agreement for all periods following the effectiveness of this Agreement.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed and delivered this Agreement as of the date first written above.

                                         LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
                                            LIBERTY-STEIN ROE FUNDS INCOME TRUST
                                        LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST

                                            By /s/ Mary D. McKenzie
                                               Name:  Mary D. McKenzie
                                               Title:  Vice President

                                            STEINROE SERVICES, INC.

                                            By /s/ Mary D. McKenzie
                                               Name:  Mary D. McKenzie
                                               Title:  President

                                            LIBERTY FUNDS SERVICES, INC.

                                            By /s/ Mary D. McKenzie
                                               Name:  Mary D. McKenzie
                                               Title:  President

                                     ANNEX A



                       COMPOSITE COPY OF AGENCY AGREEMENT

                          LIBERTY-STEIN ROE FUNDS TRUST

                          Joinder And Release Agreement
                        With Respect To Agency Agreement

         AGREEMENT, made as of December 18, 2000, among LIBERTY-STEIN ROE FUNDS TRUST, a business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), STEINROE SERVICES, INC., a Massachusetts corporation ("SSI"), and LIBERTY FUNDS SERVICES, INC., a Massachusetts corporation ("LFSI").

         1. Reference is made to the Agency Agreement dated February 14, 1997 between the Trust and SSI (as amended and in effect on the date hereof, the "Agency Agreement"). A complete and correct composite copy of the Agency Agreement is attached hereto as Annex A.

         2. Each of the parties hereby agrees that, from and after the date hereof, (i) LFSI shall become a party to the Agency Agreement in place and stead of SSI, and shall thereupon become the "Agent" for all purposes thereof, and
(ii) SSI shall be released from its obligations as Agent under the Agency Agreement for all periods following the effectiveness of this Agreement.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed and delivered this Agreement as of the date first written above.

                                            LIBERTY-STEIN ROE FUNDS TRUST

                                            By /s/ Mary D. McKenzie
                                               Name:  Mary D. McKenzie
                                               Title:  Vice President

                                            STEINROE SERVICES, INC.

                                            By /s/ Mary D. McKenzie
                                               Name:  Mary D. McKenzie
                                               Title:  President

                                            LIBERTY FUNDS SERVICES, INC.

                                            By /s/ Mary D. McKenzie
                                               Name:  Mary D. McKenzie
                                               Title:  President

                                     ANNEX A



                       COMPOSITE COPY OF AGENCY AGREEMENT

                                 SR&F BASE TRUST

                          Joinder And Release Agreement
                   With Respect To Investor Service Agreement

         AGREEMENT, made as of December 18, 2000, among SR&F BASE TRUST, a business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), STEINROE SERVICES, INC., a Massachusetts corporation ("SSI"), and LIBERTY FUNDS SERVICES, INC., a Massachusetts corporation ("LFSI").

         1. Reference is made to the Investor Service Agreement dated August 15, 1995 between the Trust and SSI (as amended and in effect on the date hereof, the "Investor Service Agreement"). A complete and correct composite copy of the Investor Service Agreement is attached hereto as Annex A.

         2. Each of the parties hereby agrees that, from and after the date hereof, (i) LFSI shall become a party to the Investor Service Agreement in place and stead of SSI, and (ii) SSI shall be released from its obligations under the Investor Service Agreement for all periods following the effectiveness of this Agreement.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed and delivered this Agreement as of the date first written above.

                                            SR&F BASE TRUST

                                            By
                                              ----------------------------------
                                              Name:  Mary D. McKenzie
                                              Title:  Vice President

                                            STEINROE SERVICES, INC.

                                            By
                                              ----------------------------------
                                              Name:  Mary D. McKenzie
                                              Title:  President

                                            LIBERTY FUNDS SERVICES, INC.

                                            By
                                              ----------------------------------
                                              Name:  Mary D. McKenzie
                                              Title:  President

                                     ANNEX A



                  COMPOSITE COPY OF INVESTOR SERVICE AGREEMENT

                STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

                          Joinder And Release Agreement
                   With Respect To Investor Service Agreement

         AGREEMENT, made as of December 18, 2000, among STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY, a limited liability company organized under the laws of The State of Delaware (the "LLC"), STEINROE SERVICES, INC., a Massachusetts corporation ("SSI"), and LIBERTY FUNDS SERVICES, INC., a Massachusetts corporation ("LFSI").

         1. Reference is made to the Investor Service Agreement dated November 20, 1998 between LLC and SSI (as amended and in effect on the date hereof, the "Investor Service Agreement"). A complete and correct composite copy of the Investor Service Agreement is attached hereto as Annex A.

         2. Each of the parties hereby agrees that, from and after the date hereof, (i) LFSI shall become a party to the Investor Service Agreement in place and stead of SSI, and (ii) SSI shall be released from its obligations under the Investor Service Agreement for all periods following the effectiveness of this Agreement.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed and delivered this Agreement as of the date first written above.

                               STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

                               By
                                 -----------------------------------------------
                                 Name:  Mary D. McKenzie
                                 Title:  Vice President

                               STEINROE SERVICES, INC.

                               By
                                 -----------------------------------------------
                                 Name:  Mary D. McKenzie
                                 Title:  President

                               LIBERTY FUNDS SERVICES, INC.

                               By
                                 -----------------------------------------------
                                 Name:  Mary D. McKenzie
                                 Title:  President

                                     ANNEX A



                  COMPOSITE COPY OF INVESTOR SERVICE AGREEMENT